UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

REX AMERICAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09097	31-1095548
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7720 Paragon Road Dayton, Ohio	45459
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 276-3931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.02.	Results of Operations and Financial Condition

On May 23, 2018, REX American Resources Corporation issued a press release announcing financial results for the three month period ended April 30, 2018. The press release is furnished as Exhibit 99 to this report.

Item 9.01.	Financial Statements and Exhibits
(c)	Exhibits. The following exhibits are furnished with this report:

99 Press Release dated May 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX AMERICAN RESOURCES CORPORATION

Date: May 23, 2018	By:	/s/ DOUGLAS L. BRUGGEMAN

		Name:	Douglas L. Bruggeman
		Title:	Vice President - Finance, Chief Financial Officer and Treasurer